APPENDIX -- CONTAINS IMPORTANT INFORMATION FOR ALL FUNDS

This Appendix constitutes part of the Prospectuses of Lincoln National Aggressive Growth Fund, Inc. (Aggressive Growth Fund), Lincoln National Bond Fund, Inc. (Bond Fund), Lincoln National Capital Appreciation Fund, Inc. (Capital Appreciation Fund), Lincoln National Equity-Income Fund, Inc. (Equity-Income Fund), Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation Fund), Lincoln National Growth and Income Fund, Inc. (Growth and Income Fund), Lincoln National International Fund, Inc. (International Fund), Lincoln National Managed Fund, Inc. (Managed Fund), Lincoln National Money Market Fund, Inc. (Money Market Fund), Lincoln National Social Awareness Fund, Inc. (Social Awareness Fund), and Lincoln National Special Opportunities Fund, Inc. (Special Opportunities Fund). Unless otherwise indicated, the following information applies to each FUND.

NET ASSET VALUE

Each FUND'S net asset value per share is determined as of close of business (currently 4:00 p.m., New York Time) on the New York Stock Exchange (NYSE) on each day it is open for trading. The net asset value per share for all FUNDS except the Money Market Fund is determined by adding the values of all securities and other assets, subtracting liabilities (including dividends payable) and dividing by the number of shares outstanding. Debt securities and other assets of the FUND, other than equity securities, for which market quotations are readily available, are valued at their bid quotations.

When market quotations are not readily available, debt securities and other assets are valued at their fair value as determined in good faith. This valuation is made by or under the authority of each FUND'S Board of Directors and it may include the use of valuations furnished by outside sources, including pricing services which utilize electronic data processing techniques for valuing normal institutional-size trading units of debt securities. The value of equity securities is based on the last sale prices of those securities on national securities exchanges or over-the-counter, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter. In the absence of readily available closing bid and asked prices, equity securities will be valued at fair value. See the SAI Appendix for a discussion of the methodology utilized to value short-term investments (other than for the Money Market Fund), options, futures and options thereon, and foreign securities.

MONEY MARKET FUND. The net asset value per share of the Money Market Fund is determined by the amortized cost method of valuation, under Rule 2a-7, as amended (the Rule) under the Investment Company Act of 1940 (1940 Act). Under the Rule, the FUND'S net asset value using the amortized cost method must fairly reflect market value. The Board of Directors of the FUND has established procedures to assist FUND management and the INVESTMENT ADVISOR in complying with the requirements of the Rule, which imposes specific standards for the maturity, quality and diversification of portfolio securities. The Rule also assigns certain specific duties to FUND management and the Board.

MANAGEMENT OF THE FUNDS

The business and affairs of each FUND are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each FUND, to declare and pay dividends and to exercise all the powers of the FUND except those granted to the shareholder. LINCOLN LIFE is the sole shareholder of each FUND.

INVESTMENT ADVISOR. LINCOLN INVESTMENT is the INVESTMENT ADVISOR to the FUNDS and is headquartered at 200 East Berry Street, Fort Wayne, Indiana 46802. LINCOLN INVESTMENT (THE ADVISOR) is registered with the Securities and Exchange Commission (the Commission or SEC) as an INVESTMENT ADVISOR and has acted as an INVESTMENT ADVISOR to mutual funds for over 40 years. The ADVISOR also acts as INVESTMENT ADVISOR to Lincoln National Convertible Securities Fund, Inc., and Lincoln National Income Fund, Inc., closed-end investment companies, and also acts as sub-adviser to two of the series of Delaware Group Adviser Funds, Inc., an open-end series investment company.

The ADVISOR is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides life insurance and annuities, property-casualty insurance, reinsurance and financial services. Directors, officers and employees of the ADVISOR and each FUND are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Code of Ethics adopted by the ADVISOR and each FUND. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with SEC rules and regulations.

Under advisory agreements described in the Prospectus for the VARIABLE ACCOUNT, the ADVISOR provides portfolio management and investment advice to the FUNDS and administers their other affairs, subject to the supervision of each FUND'S Board of Directors.

As compensation for its services to each FUND, the advisor is paid a monthly investment advisory fee at an annual rate based on the average daily net asset value of each FUND, as shown in the following chart:

FUND                                                  ...OF AVERAGE DAILY NET ASSET VALUE
----------------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation*                .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Equity-Income*                       .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next $200 million; and .60 of 1% in excess over $400 million
All other FUNDS                      .48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------
FUND EXPENSES (see accompanying text below)

                                     1997 RATIO OF THE
                                     ADVISOR'S
                                     COMPENSATION TO        1997 RATIO OF TOTAL
                                     AVERAGE                EXPENSES
FUND                                 NET ASSETS             TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------
Aggressive Growth                    .73%                   .81%
Bond                                 .46                    .53
Capital Appreciation*                .75                    .84
Equity-Income*                       .75                    .82
Global Asset Allocation              .72                    .89
Growth and Income                    .32                    .35
International                        .79                    .93
Managed                              .37                    .42
Money Market                         .48                    .59
Social Awareness                     .36                    .41
Special Opportunities                .37                    .42

* The management fees for the Capital Appreciation and the Equity-Income funds have been decreased effective May 1, 1998 and January 1, 1998 respectively, and the expense information in this table has been restated to reflect current fees.

Expenses specifically assumed by each FUND include: compensation and expenses of Directors of the FUND who are not interested persons of the FUND as defined in the 1940 Act; registration, filing, printing, and other fees in connection with filings with regulatory authorities, including the costs of printing and mailing updated Prospectuses and SAIs provided to current CONTRACT OWNERs; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer agent charges; brokerage commissions and securities and options transaction costs incurred by the FUND; taxes and corporate fees; fees for accounting, valuation and related services; legal fees incurred in connection with the affairs of the FUND (other than legal services provided by personnel of the ADVISOR or its affiliated companies); the fees of any trade association of which the FUND is a member; and expenses of shareholder and Director meetings.

SUB-ADVISORS. As ADVISOR, LINCOLN INVESTMENT is primarily responsible for investment decisions affecting each of the FUNDS. However, LINCOLN INVESTMENT has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the FUNDS, including day-to-day investment management of those FUNDS' portfolios. Each sub-advisor makes investment decisions for its respective fund in accordance with that FUND'S investment objectives and places orders on behalf of that FUND to effect those decisions. See the following tables for more information about the sub-advisors and their fees:

                                      DATE OF    ANNUAL FEE RATE BASED ON AVERAGE DAILY NET ASSET
FUND           SUB-ADVISOR            AGREEMENT  VALUE
------------------------------------------------------------------------------------------------------
Aggressive     Lynch & Mayer          12/20/93   .50 of 1% of the first $150 million .35 of 1% of the
Growth         520 Madison Avenue                excess over $150 million
               New York, NY 10022
Capital        Janus                  1/1/94;    .55 of 1% of the first $100 million .50 of 1% of the
Appreciation   100 Fillmore Street    Amended    next $400 million; and .45 of 1% of the excess over
               Denver, CO 80206       5/1/98     $500 million
Equity Income  Fidelity               12/20/93   .48 of 1%
               82 Devonshire Street   Amended
               Boston, MA 02108       1/1/98
Global Asset   Putnam                 6/8/87     the greater of (a) $40,000; or (b) .47 of 1% of the
Allocation     One Post Office                   first $200 million; .42 of 1% of the next $200
               Square                            million; and .40 of 1% of any excess over $400
               Boston, MA 02104                  million
International  Delaware               4/27/98    .50 of 1% of the first $200 million; .40 of 1% of the
               International                     next $200 million; and .35 of 1% of any excess over
               Advisers, Ltd.                    $400 million
               80 Cheapside,
               London, England
               EC2V 6EE
-------------


                                                 ANNUAL FEE RATE BASED ON MARKET VALUE OF SECURITIES
                                                 HELD IN THE PORTFOLIO OF EACH RESPECTIVE CLIENT FUND
                                      DATE OF    AT THE CLOSE OF BUSINESS ON THE LAST TRADING DAY OF
FUND           SUB-ADVISOR            AGREEMENT  EACH CALENDAR QUARTER
------------------------------------------------------------------------------------------------------
Growth and     Vantage                8/21/85    .20 of 1%
Income         630 5th Avenue
               New York, NY 10111
Managed        Vantage                8/21/85    .20 of 1%
               (STOCK PORTFOLIO
               ONLY)
Social         Vantage                4/30/88    .20 of 1%
Awareness
Special        Vantage                8/21/85    .20 of 1%
Opportunities

No additional compensation from the assets of the FUNDS will be assessed as a result of the sub-advisory agreements; the sub-advisors are paid by LINCOLN INVESTMENT. (There is no sub-advisor for the Bond and Money Market Funds.)

SERVICE MARKS. The service mark for the FUNDS and the name Lincoln National have been adopted by the FUNDS with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the advisor should not be the INVESTMENT ADVISOR of the FUNDS.

In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Global Asset Allocation Fund. The continued use of these names is subject to the right of the respective sub-advisor to withdraw its permission in the event it ceases to be the sub-advisor to the particular FUND it advises.

PURCHASE OF SECURITIES BEING OFFERED

Shares of the FUNDS' common stock ($0.01 par value) will be sold to LINCOLN LIFE for allocation to the VARIABLE ANNUITY ACCOUNT (VAA), which has been established for the purpose of funding VARIABLE ANNUITY CONTRACTS; shares in the FUNDS will also be sold to LINCOLN LIFE for allocation to one or more of the variable life accounts, which have been established for the purpose of funding variable life insurance contracts. Shares of each FUND are sold and redeemed at their net asset value per share determined daily. See Sale and redemption of shares. Also see Net asset value. The FUNDS' shares are sold to LINCOLN LIFE for the VARIABLE ACCOUNTS on a no-load basis -- that is, without the imposition of a sales charge.

SALE AND REDEMPTION OF SHARES

The shares of each FUND are sold and redeemed by the FUND at their net asset value per share next determined after receipt by LINCOLN LIFE of a purchase or redemption order in acceptable form. Redemption of FUND shares held by LINCOLN LIFE for its own account will be effected at the FUND'S net asset value per share next determined after receipt of the redemption request by the FUND. The value of shares redeemed may be more or less than original cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by the FUNDS. However, the right to redeem FUND shares may be suspended or payment postponed for any period during which (1) trading on the NYSE is restricted as determined by the Commission, or the NYSE is closed for other than weekends and holidays; (2) an emergency exists, as determined by the Commission, as a result of which (a) disposal by each FUND of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for each FUND to determine fairly the value of its net assets; or (3) the Commission by order so permits for the protection of shareholders of the FUNDS.

DISTRIBUTION AND FEDERAL INCOME TAX CONSIDERATIONS

Each FUND'S policy is to distribute, at least once a year, substantially all of its net investment income. Net realized capital gains may only be distributed annually. These distributions, when paid to LINCOLN LIFE for the VARIABLE ACCOUNTS, will be reinvested automatically in additional shares of that FUND, at its net asset value per share.

Each FUND intends to qualify and has elected to be taxed as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE). If a FUND qualifies as a regulated investment company and complies with the provisions of the CODE relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from Federal income tax and the 4% nondeductible Federal excise tax, the FUNDS will be relieved of those taxes on the amounts distributed. See the SAI for a more complete discussion.

Each FUND is subject to asset diversification requirements under Section 817(h) of the code and the related regulation that the United States Treasury Department has adopted. Each FUND intends to comply with these diversification requirements.

Since the sole shareholder of the FUNDS is LINCOLN LIFE, there is no discussion here about the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to holders of annuity or life insurance contracts, including the failure of a FUND to comply with the diversification requirements discussed above, see the Prospectus for the VARIABLE ACCOUNT at the front of this booklet.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

In the Annual Report for the FUNDS, the portfolio manager for each FUND discusses that FUND'S performance for the previous fiscal year and the factors which affected that performance. We will send you a copy of the Annual Report free upon request.

DESCRIPTION OF SHARES

The authorized capital stock of each FUND consists of 50 million shares of common stock (150 million for the Growth and Income Fund and 100 million each for the Equity-Income Fund, International Fund, Social Awareness Fund and Managed Fund), $0.01 par value. As of March 1, 1998, each FUND had the following number of shares issued and outstanding:

Aggressive Growth                        24,053,290
Bond                                     23,710,935
Capital Appreciation                     29,127,492
Equity-Income                            42,380,182
Global Asset Allocation                  30,669,482
Growth and Income                        91,450,856
International                            31,597,979
Managed                                  49,579,824
Money Market                              9,274,413
Social Awareness                         39,436,497
Special Opportunities                    27,558,445

FUND shares will be owned by LINCOLN LIFE and will be held by it in the VARIABLE ACCOUNTS. As sole shareholder of each FUND, LINCOLN LIFE may be deemed to be a control person as that term is defined under the 1940 Act. However, as stated in the Prospectuses for the VARIABLE ACCOUNTS, LINCOLN LIFE provides to CONTRACT OWNERS of the VARIABLE ACCOUNTS the right to direct the voting of FUND shares at shareholder meetings, to the extent provided by law. LINCOLN LIFE will vote for or against any proposition, or will abstain from voting, any FUND shares attributable to a contract for which no timely voting instructions are received, and any FUND shares held by LINCOLN LIFE for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that FUND. However, if the 1940 Act or any regulation under it should change, and as a result LINCOLN LIFE determines it is permitted to vote FUND shares in its own right, it may elect to do so.

All the shares of each FUND are of the same class with equal rights and privileges. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that FUND'S net assets remaining after satisfaction of outstanding liabilities.

When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. FUND shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In that event the holders of the remaining shares so voting will not be able to elect any directors. Shares may be redeemed as set forth under Sale and redemption of shares.

The Bylaws of the FUNDS allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as: (1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the FUNDS; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the FUNDS have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects CONTRACT OWNERS by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among CONTRACT OWNERS for the purpose of calling those meetings. Further information about these procedures is available from FUND management.

STRATEGIC PORTFOLIO TRANSACTIONS -- ADDITIONAL INFORMATION

Because of their different investment objectives and portfolio management philosophies many of the FUNDS engage to varying degrees in strategic portfolio transactions, in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the FUND'S overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the FUND when it has excess cash, or to help the FUND obtain some cash for temporary purposes when needed. See the Prospectus for each FUND for a listing of the kinds of transactions in which each FUND may engage.

1. DERIVATIVE TRANSACTIONS

  A.  Introduction
      A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every FUND will use all of them:

      1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

      2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

      3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED IN THE SAI APPENDIX.

Although they may be structured in complex combinations, derivative transactions in which the FUNDS engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of these Prospectuses. Therefore, where the Prospectus for a particular FUND discloses the intent of that FUND to engage in any of the types listed, that FUND hereby reserves the right to engage in related variations on those transactions.

The FUNDS intend to engage in derivative transactions only defensively. Examples of this defensive use might be: to hedge against a perceived decrease in a FUND'S asset value; to control transaction costs associated with market timing (E.G., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.

There is no discussion here of asset-backed or mortgage-backed securities (such as collateralized mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc.). See the Prospectus and SAI for the Capital Appreciation and Equity-Income FUNDS, which are authorized to engage in this kind of trading.

  B.  Risk factors commonly associated with derivative transactions.

      There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list. Consult your financial counselor if you have additional questions.

      CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

      CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.

      LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity; or will be subject to regulation from unanticipated sources.

      MARKET LIQUIDITY RISK is the risk that a FUND will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

      MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

      OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.

      SETTLEMENT RISK between two counterparties is the possibility that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received; or the risk that technical difficulties interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.

      SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

      SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.

      SOME OF THESE RISKS MAY BE PRESENT IN EACH TYPE OF TRANSACTION, WHILE OTHERS MAY PERTAIN ONLY TO CERTAIN ONES. These risks are discussed here only briefly. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that FUND'S use of derivatives.

  C.  Varying usage of derivative transactions

      Subject to the terms of the Prospectus and SAI for each FUND, that FUND'S portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each FUND, refer to the SAI booklet.

  D.  Increased government scrutiny

      Derivative transactions are coming under increased scrutiny by Congress and industry regulators (such as the SEC and the Office of the Comptroller of the Currency), and by self-regulatory agencies (such as the NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, LINCOLN LIFE and the FUNDS reserve the right to make all necessary changes in the CONTRACTS and the Registration Statements for the FUNDS, respectively, to comply with those requirements.

2. CASH ENHANCEMENT TRANSACTIONS

Cash enhancement transactions also involve certain risks to the fund. They are discussed more fully in the SAI.

  A.  Lending of portfolio securities

      Any FUND authorized to do so may make secured loans of its portfolio securities, in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the FUND'S total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

      The borrower pays the FUND an amount equal to any dividends or interest received on securities lent. The FUND retains all or a portion of the interest received on securities lent. The FUND also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.

      With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the FUND retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities -- including the FUND -- to vote or consent on matters which could materially affect the holders' investment. The FUND may also call in the loaned securities in order to sell them. None of the FUNDS' portfolio securities will be loaned to LINCOLN INVESTMENT, to any sub-advisor, or to any of their respective affiliates. The FUND may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

  B.  Repurchase (Repo) and reverse repurchase (Reverse Repo) transactions

      1. Repos. From time to time, the FUNDS may enter into Repo transactions. In a typical Repo transaction, the FUND involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the FUND obtains an agreement from the seller to repurchase those same securities from the FUND at a specified price on a fixed future date.

         The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the FUNDS restriction on illiquid securities.

      2. Reverse repos. A FUND may also be authorized to enter into Reverse Repo transactions. This simply means the FUND is on the reverse side of a Repo transaction. That is, the FUND is the Seller of some of its portfolio securities, subject to buying them back at a set price and date.

         Authorized FUNDS will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions; or for the purpose of increasing the income of the FUND by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the FUND. FUNDS authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.

FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a FUND, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a FUND'S foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. The FUNDS will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a FUND normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries that in the United States. There may be difficulty in enforcing legal rights outside the United States. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for the FUND to obtain or to enforce a judgment against the issuers of these securities. The ADVISOR or sub-advisor will take all these factors into consideration in managing a FUND'S foreign investments.

Certain state insurance regulations impose additional restrictions on the extent to which a FUND may invest in foreign securities. See the SAI.

The share price of a FUND that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a FUND'S investments abroad, changes in a FUND'S share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which the FUND invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the FUND.

FOREIGN CURRENCIES

When an ADVISOR or sub-advisor believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a FUND may hold various foreign currencies, the value of the net assets of that FUND as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the FUND.

Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a FUND'S ADVISOR or sub-advisor may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.

For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the FUND'S assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the ADVISOR or sub-advisor believes that a particular currency may decline relative to the U.S. dollar, the FUND may also enter into contracts to sell that currency (up to the value of the FUND'S assets denominated in or exposed to that currency) in exchange for another currency that the ADVISOR or sub-advisor expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each FUND to determine which FUNDS may engage in these transactions.

These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the FUND'S performance if the ADVISOR or sub-advisor's projection of future exchange rates is inaccurate. See Strategic portfolio transactions.

Additionally, several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro". It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. FUNDS investing in securities of participating countries could be adversely affected if the computer systems used by their major service providers are not properly prepared to handle both the imminent implementation of this single currency and the prospect of the adoption of the Euro by additional countries in the future. These FUNDS are taking steps to obtain satisfactory assurances that their major service providers are, in turn, taking steps reasonably designed to address these matters with respect to the computer systems they use. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of any FUND.

GENERAL INFORMATION

Your inquiries should be directed to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801; or, you may call 1-800-4LINCOLN (454-6265).

The FUNDS will issue unaudited semiannual reports showing current investments in each FUND and other information; and annual financial statements audited by their independent auditors. In 1998, in response to certain changes to the federal securities laws, the Board of Directors of each FUND recommended, and shareholders of each FUND approved, changes to the fundamental policies for certain of the FUNDS. The Board of Directors of each FUND also changed or eliminated certain non-fundamental policies of certain FUNDS.

Under the 1940 Act a fundamental policy of a fund may not be changed without the affirmative vote of a majority of the fund's outstanding shares.

As used in this Prospectus, the term majority of the FUND'S outstanding shares means the vote of: (1) 67% or more of each FUND'S shares present at a meeting, if the holders of more than 50% of the outstanding shares of each FUND are present or represented by proxy, or (2) more than 50% of each FUND'S outstanding shares, whichever is less.

These Prospectuses do not contain all the information included in their Registration Statements filed with the Commission. The Registration Statements, including the exhibits filed with them, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses about the contents of any CONTRACT or other document referred to in them are not necessarily complete. In each instance, reference is made to the copy of that CONTRACT or other document filed as an exhibit to the Registration Statement of which the particular Prospectus forms a part, and each statement is qualified in all respects by that reference.

The use of FUNDS by both variable annuity and variable life insurance separate accounts is known as mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of CONTRACT OWNERS under the VARIABLE LIFE ACCOUNTS may conflict with those of CONTRACT OWNERS under the variable annuity account, in those cases where mixed funding occurs. For example, violation of the federal tax laws by one VARIABLE ACCOUNT investing in the FUNDS could cause the contracts and Policies funded through another VARIABLE ACCOUNT to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each FUND will monitor for any material conflicts and determine what action, if any, should be taken.

Should any conflict arise which requires that a substantial amount of assets be withdrawn from any of the FUNDS, orderly portfolio management could be disrupted, to the detriment of those CONTRACT OWNERS still investing in that FUND. Also, if that FUND believes that any portfolio has become so large as to materially impair investment performance, then the FUND will examine other investment options.

LINCOLN LIFE performs the dividend and transfer functions for the FUNDS.


PREPARING FOR YEAR 2000

THE 'YEAR 2000' ISSUE. Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. This 'year 2000 issue' affects virtually all companies and organizations.

Lincoln Life is responsible, as part of its year 2000 updating process, for the updating of FUND-related computer systems. An affiliate of Lincoln Life, Delaware Service Company (Delaware), provides substantially all of the necessary accounting and valuation services for the FUNDS. Delaware, for its part, is responsible for updating all of its computer systems, including those which serve the FUNDS, to accommodate the year 2000. Lincoln Life and Delaware have begun formal discussions with each other to assess the requirements for their respective systems to interface properly in order to facilitate the accurate and orderly operation of the FUND beginning in the year 2000.

The year 2000 issue is pervasive and complex and affects virtually every aspect of the businesses of Lincoln Life, Delaware, and the FUNDS (the Companies). The computer systems of Lincoln Life and Delaware (including those computer systems which serve the FUNDS) and their interfaces with the computer systems of vendors, suppliers, customers and other business partners are particularly vulnerable. The inability to properly recognize date-sensitive electronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for the FUNDS. Lincoln Life and Delaware, respectively, are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. Also, in addition to the discussions with each other noted above, Lincoln Life and Delaware have respectively initiated formal discussions with other critical parties that interface with their systems to gain an understanding of the progress by those parties in addressing year 2000 issues. While Lincoln Life and Delaware are making substantial efforts to address their own systems (including those which serve the FUNDS) and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur. Lincoln Life and Delaware presently believe that, assuming the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the year 2000 issue will not pose significant operations problems for their respective computer systems. In addition, the Companies are incorporating potential issues surrounding year 2000 into their contingency planning process, in the event that, despite these substantial efforts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the year 2000 issue could have a material adverse impact on the operation of the businesses of Lincoln Life, Delaware, the FUNDS, or all of them.

The cost of addressing year 2000 issues and the timeliness of completion will be closely monitored by management for Lincoln Life, Delaware and the FUNDS. Nevertheless, there can be no guarantee by Lincoln Life, by Delaware or by the FUNDS that estimated costs will be achieved, and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.

STATEMENT OF ADDITIONAL
INFORMATION TABLE OF
CONTENTS -- 11 UNDERLYING
FUNDS*

ITEM                                              ITEM
------------------------------------------------  ------------------------------------------------
General Information and History                   Appendix

Investment objective                                Investment advisor and sub-advisor

Investment policies and techniques                  Directors and officers

Investment restrictions                             Investment policies and techniques
Portfolio transactions and brokerage                (continued): options, futures, securities
Determination of net asset value                    valuation, securities lending, repurchase and
                                                    reverse repurchase agreements

                                                    Custodian

                                                    Independent auditors

                                                    Financial statements

                                                    Bond and commercial paper ratings

                                                    U.S. Government obligations

                                                    Taxes

                                                    State requirements

                                                    Derivative transactions -- definitions

*NOTE: THIS IS A GENERIC TABLE. THERE ARE
VARIATIONS IN THE CONTENTS OF THE SAI FROM FUND
TO FUND.

--------------------------------------------------------------------------------

Please send me a free copy of the current Statement of Additional Information for Lincoln National Life Insurance Co. Variable Annuity Account C:
                                 (Please Print)

Name: __________________________________________________________________________

Address: _______________________________________________________________________

City _________________________________ State ____________________ Zip __________

Mail to Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46081

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